GRANT OF INCENTIVE STOCK OPTION
                    PURSUANT TO FIDELITY MORTGAGE FUNDING, INC.
                       1997 KEY EMPLOYEE STOCK OPTION PLAN


     THIS AGREEMENT, made as of this 9th day of April, 1997 ("DATE OF GRANT"), by and between DANIEL G. COHEN, ("GRANTEE") and FIDELITY MORTGAGE FUNDING, INC. (together with its successors or assigns, the "COMPANY").

     WHEREAS, the Board of Directors of Fidelity Mortgage Funding, Inc. (the "Board") previously adopted, with subsequent stockholder approval, the Fidelity Mortgage Funding, Inc. 1997 Key Employee Stock Option Plan (the "PLAN");

     WHEREAS, the Plan provides for the granting of incentive stock options by a committee to be appointed by the Board (the "COMMITTEE") to eligible employees of the Company to purchase, or to exercise certain rights with respect to, shares of the Common Stock of the Company, par value $.01 per share (the "STOCK"), in accordance with the terms and provisions thereof; and

     WHEREAS, the Committee considers the Grantee to be a person who is eligible for a grant of incentive stock options under the Plan, and has determined that it would be in the best interest of the Company to grant the incentive stock options on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

     1.  Grant of Option.
         ----------------
         Subject to the terms and conditions hereinafter set forth, the Company, with the approval and at the direction of the Committee, hereby grants to the Grantee an option to purchase up to 2,000,000 shares of Stock at a price (the "EXERCISE PRICE") of $0.118 per share. Such option is hereinafter referred to as the "OPTION" and the shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "OPTION SHARES."
The Option is intended by the parties hereto to be, and shall be treated as, an incentive stock option as such term is defined under Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

     2.  Installment Exercise.
         ---------------------
         (a) Subject to such further limitations as are provided herein and subject to Section 2(b), below, the Option shall become exercisable in four (4) installments, the Grantee having the right hereunder to purchase from the Company the following number of Option Shares upon exercise of the Option on and after the following dates, in cumulative fashion:

            (i) on and after the first anniversary of the Date of Grant, up to 25% (ignoring fractional shares) of the total number of Option Shares;

            (ii) on and after the second anniversary of the Date of Grant, up to an additional 25% (ignoring fractional shares) of the total number of Option Shares;

            (iii) on and after the third anniversary of the Date of Grant, up to an additional 25% (ignoring fractional shares) of the total number of Option Shares; and

           (iv) on and after the fourth anniversary of the Date of Grant, the remaining Option Shares.


         (b) Upon a Change in Control (as such term is hereinafter defined) of the Company, the Option shall become immediately exercisable with respect to all Option Shares. A Change in Control means the occurrence of any one or more of the following:

            i) any person, corporation, partnership or unincorporated association (each a "Person") or Persons acting together, excluding RAI or employee benefit plans of the Company or RAI, are or become the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions thereto), directly or indirectly, of securities of the Company or RAI representing twenty-five percent (25%) or more of the combined voting power of the Company's or RAI then outstanding securities;

            ii) the Company's or RAI's shareholders approve (or, in the event no approval of the Company's or RAI's shareholders is required, the Company or RAI consummates) a merger, consolidation, share exchange, division or other reorganization or transaction of the Company (a "Fundamental Transaction") with any other corporation, other than a Fundamental Transaction which would result in the voting securities of the Company or RAI outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined voting power immediately after such Fundamental Transaction of (a) the Company's or RAI's outstanding securities, (b) the surviving entity's outstanding securities, or (c) in the case of a division, the outstanding securities of each entity resulting from the division;

            iii) the shareholders of the Company or RAI approve a plan of complete liquidation or winding-up of the Company or RAI or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of the Company's or RAI's assets; or

            iv) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted RAI's Board (including for this purpose any new director whose election or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

     For the purposes of this Paragraph 6(d), "POTENTIAL CHANGE IN CONTROL" means the occurrence of any of the following events:

     i) the Board of the Company or RAI approves a transaction described in clause (ii) of the definition of Change in Control; or

     ii) the commencement of a proxy or other contest or effort in which any Person seeks to obtain effective control of the Company or RAI.

     3.  Termination of Option.
         ----------------------
     (a) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of ten years from the Date of Grant (the "OPTION TERM").

     (b) If employment of the Grantee by the Company is terminated, the Option shall become immediately exercisable with respect to all option shares.

     (c) In the event of the death of the Grantee, the Option may be exercised by the Grantee's legal representative(s) (but only to the extent that the Option would otherwise have been exercisable by the Grantee).

     (d) A transfer of the Grantee's employment between the Company and any affiliate of the Company, or between any subsidiaries of the Company, shall not be deemed to be a termination of the Grantee's employment.

     (e) All rights of Grantee to exercise the Options shall be suspended for a period of twelve (12) months immediately following the date upon which Grantee receives a "hardship withdrawal" from a retirement plan qualifying under
Section 401(k) of the Code.

     (f) Notwithstanding any other provisions set forth herein or in the Plan, if (i) a court of competent jurisdiction determines that the Executive has committed a material fraud against RAI; or (ii) Executive has been convicted of a felony involving any material conflict of interest or self-dealing related to the Company and/or RAI the Option shall terminate and be null and void.

     4.  Mechanical Adjustments.
         -----------------------
     (a) If at any time prior to the exercise of this Option in full, the Company shall (i) declare a dividend or make a distribution on its Stock payable in shares of its capital stock (whether shares of Stock or of capital stock of any other class); (ii) subdivide, reclassify or recapitalize its outstanding Stock into a greater number of shares; or (iii) combine, reclassify or recapitalize its outstanding Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date of such dividend, distribution, subdivision, combination, reclassification or recapitalization shall be adjusted so that the Grantee shall be entitled to receive the aggregate number and kind of shares which, if this Option had been exercised in full immediately prior to such event, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination, reclassification or recapitalization. Any adjustment required by this Section 4(a) shall be made immediately after the record date, in the case of a dividend or distribution, or the effective date, in the case of a subdivision, combination, reclassification or recapitalization, to allow the purchase of such aggregate number and kind of shares.

     (b) If at any time prior to the exercise of this Option in full, the Company shall (i) issue or sell any Stock or any securities that are convertible into or exercisable for Stock ("STOCK EQUIVALENTS") without consideration or for consideration per share less than the Fair Market Value in effect immediately prior to the date of such issuance or sale or (ii) fix a record date for the issuance of subscription rights, options or warrants to all holders of Stock entitling them to subscribe for or purchase Stock (or Stock Equivalents) at a price (or having an exercise or conversion price per share) less than the Fair Market Value in effect immediately prior to such record date, then the Exercise Price shall be adjusted to be equal to such lower sale, exercise or conversion price per share. Any adjustments required by this
Section 4(b) shall be made immediately after such issuance or sale or record date, as the case may be. Such adjustments shall be made successively whenever such event shall occur. Notwithstanding the foregoing, the Fair Market Value shall not be adjusted until such time as the cumulative total of the shares of Stock issued at such lesser prices and the shares of Stock issuable pursuant to Stock Equivalents for such lesser prices shall be 50,000 shares (excluding Stock or Stock Equivalents previously issued at lesser prices but cancelled, terminated or repurchased by the Company).

     5.  Exercise of Options.
         --------------------
     (a) The Grantee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Secretary of the Company written notice of intent to exercise. The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised and the date of exercise thereof.

     (b) Full payment (in U.S. dollars) by the Grantee of the option price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Committee, in whole or in part through the surrender of previously acquired shares of Stock at their Fair Market Value on the exercise date.

     On the exercise date specified in the Grantee's notice or as soon thereafter as is practicable, the Company shall cause to be delivered to the Grantee, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued Stock or reacquired Stock, as the Company may elect) upon full payment for such Option Shares. The obligation of the Company to deliver Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange, any automated quotation system of a national securities association, or under any state or federal law, or the consent or approval of any governmental or other regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee; provided, that the Company and the Committee shall at all times be obligated to use their best efforts to obtain such listing, registration, qualification, consent or approval as soon as possible and without any conditions unacceptable to the Committee.

     (c) If the Grantee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Grantee's right to purchase such Option Shares may be terminated by the Company, The date specified in the Grantee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.

     6.  Fair Market Value.
         ------------------
     As used herein, the "FAIR MARKET VALUE" of a share of Stock shall be (i) if the Company is a public company whose Shares are traded on a stock exchange, the closing price for the Shares on a given day or, if there is no sale on such day, then the last sale price on the last previous date on which a sale is reported or, if the Shares are traded other than on an exchange, the arithmetic mean of the closing bid and ask sale prices for the Shares reported by Nasdaq on a given day or if there is no sale on such day, then the arithmetic mean of such closing bid and ask sale prices on the last previous date on which a sale is reported; (ii) if the Company is not a public company, the greater of fully-diluted book value per share for the previous fiscal year (or in the case of the Company's first fiscal year, $0.118 per share) or ten times after-tax earnings per share for the last fiscal year ended prior to the date of determination.

     7.  No Rights of Stockholders.
         --------------------------
     Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

     8.  Non-Transferability of Option.
         ------------------------------
     During the Grantee's lifetime, the Option hereunder shall be exercisable only by the Grantee or any guardian or legal representative of the Grantee, and the Option shall not be transferable except, in the case of the death of the Grantee, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In the event of
(a) any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the Option by notice to the Grantee and it shall thereupon become null and void.

     9.  Employment Not Affected.
         ------------------------
     The granting of the Option nor its exercise shall not be construed as granting to the Grantee any right of continuing employment with the Company, any subsidiary of the Company, or any parent of the company, direct or indirect. Except as may otherwise be limited by a written agreement between the Company and the Grantee, the right of the Company (or any subsidiary or parent of the Company) to terminate at will the Grantee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by the Company, or such subsidiary or parent of the Company (whichever the case may be), and acknowledged by the Grantee.

     10. Stock Appreciation Rights (SARs).
         ---------------------------------
     (a) IN GENERAL. Subject to the terms and conditions of the Plan and as set forth herein, the Grantee shall have the right to surrender this Option to the Company, in whole or in part, and to receive in exchange therefor a payment by the Company of an amount equal to the excess of the Fair Market Value of the Option Shares covered by the portion of the Option being surrendered as of the date the Option or portion thereof is surrendered over the exercise price to acquire such Option Shares.

     (b) SAR EXERCISE RIGHTS. Grantee shall have the right to surrender all or a portion of this Option in exchange for cash payments under this Section 10 starting on the fourth anniversary of the Date of Grant. The Grantee's rights under this Section 10 shall apply to that number of Option Shares indicated in the schedule set forth below:

            Surrender Date              Option Shares
            --------------              -------------
            Fourth Anniversary               500,000
            Fifth Anniversary              1,000,000
            Sixth Anniversary              1,500,000
            Seventh Anniversary            2,000,000

The Grantee's right to surrender any portion of this Option in exchange for a cash payment under this Section 10 shall terminate as of the date of the Company's receipt of the proceeds of the initial underwritten public offering of the Company's Stock.

     (c) PAYMENT. The Grantee shall have the right to receive the payment required to be made under this Section 10 either in cash or in shares of Stock. If payment is made in shares of Stock, the amount of the payment shall be divided by the Fair Market Value of a share of Stock on the surrender date of the SARs. No fractional share of Stock shall be issued on exercise of a SAR, and cash shall be paid by the Company to the Grantee in lieu of any such fractional share. Any payment made under this Section 10 shall be subject to the withholding requirements of Section 11(b) of the Plan.

     (d) LIMITATION.   Notwithstanding anything to the contrary contained
herein, the Company's obligation to make cash payments under this Section 10 shall be limited to $444,444 during each of the annual periods occurring between anniversaries of the Date of Grant, until the eighth anniversary of the Date of Grant. Any amounts not paid on account of this Section 10(d) shall be paid in the next following annual period following the period for which this
Section 10(d) has limited payment, subject to the applicability of this Section 10(d) again for payments otherwise due during such subsequent annual period. Any amounts not paid on account of this Section 10(d) shall be deferred until after the eighth anniversary of the Date of Grant, at which time all such amounts deferred shall be payable in full regardless of whether the Company has become publicly held.

     11. AMENDMENT OF OPTION.

     The Option may be amended by the Board or the Committee at any time (i) if the Board or the Committee determines, in its reasonable discretion, that amendment is necessary or advisable in the light of any addition to or change in the Code or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Option, and without which such amendment the Board or Committee believes, based upon the advice of counsel, that the treatment of the Option under the Code, or such securities or other laws, would be materially affected; or (ii) other than in the circumstances described in clause (i), with the written consent of the Grantee.

     12. NOTICE.

     Any notice to the Company provided for in this instrument shall be addressed to it in care of its Secretary at its executive offices at 1521 Locust Street, Suite 400, Philadelphia, Pennsylvania 19102, and any notice to the Grantee shall be addressed to the Grantee at the current address shown on the payroll records of the Company. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

     13. INCORPORATION OF PLAN BY REFERENCE.

     The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this instrument in its reasonable discretion with due regard for the interests of both the Company and Grantee, and its interpretations and determinations shall, when made in its reasonable discretion and with due consideration for the interests of both the Company and the Grantee, be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder. The duty of reasonable interpretation set forth in this Section 12 shall, to the extent inconsistent with the provisions of the Plan, prevail over those contained in the Plan.

     14. GOVERNING LAW.

     The validity, constructions, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the law of the Commonwealth of Pennsylvania, except to the extent preempted by federal law, which shall to the extent govern.






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     IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest this Grant of Incentive Stock Option, and to apply the corporate seal hereto, and the Grantee has placed his or her signature hereon, effective as of the Date of Grant.

                                    FIDELITY MORTGAGE FUNDING, INC.


                                    By: /s/ Carlos Campbell
                                        --------------------------
                                        Carlos Campbell, Chairman,
                                        Comp. Committee


                                Attest: /s/ Kimberly A. Touch
                                        --------------------------
                                        Secretary


                                  ACCEPTED AND AGREED TO:


                                        /s/ Daniel G. Cohen
                                        --------------------------
                                        Daniel G. Cohen, Grantee